UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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LEO HOLDINGS CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

LETTER TO SHAREHOLDERS OF LEO HOLDINGS CORP. II

Albany Financial Center, South Ocean Blvd, Suite 507

P.O. Box SP-63158, New Providence, Nassau, The Bahamas

Dear Leo Holdings Corp. II Shareholder:

You are cordially invited to attend an extraordinary general meeting of Leo Holdings Corp. II, a Cayman Islands exempted company (“Leo”), which will be held on [●], 2023, at [●] a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Leo’s Secretary at brown@leo.holdings by [●] a.m., Eastern Time, on [●] (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/[●].

The attached notice of the Shareholder Meeting and proxy statement describe the business Leo will conduct at the Shareholder Meeting (unless Leo determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about Leo that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated [●], and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal – To amend, by way of special resolution, Leo’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Leo has to consummate a business combination (the “Articles Extension”) from October 12, 2023 (the “Original Termination Date”) to November 12, 2023 (the “Articles Extension Date”) and to allow Leo, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of Leo’s board of directors (the “Board”), if requested by Leo Investors II Limited Partnership, a Cayman Islands exempted limited partnership (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until October 12, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

2.

Proposal No. 2—Redemption Limitation Amendment Proposal—To amend, by way of special resolution, Leo’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Leo may not redeem Public Shares (as defined below) to the extent that such redemption would result in Leo having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow Leo to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); and

3.

Proposal No. 3—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of Leo represented

(either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

As previously disclosed in the Current Report on Form 8-K filed with SEC on January 13, 2023, on January 12, 2023, Leo, World View Enterprises Inc., a Delaware corporation (“World View”) and other parties thereto entered into an Agreement and Plan of Merger (as it may be further amended or supplemented from time to time(, contemplating several transactions in connection with which Leo will become the parent company of World View (the “Business Combination”). For more information about the Business Combination, refer to our registration statement on Form S-4 initially filed with the Securities and Exchange Commission on April 7, 2023, as amended from time to time.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Leo additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.

The Memorandum and Articles of Association provide that Leo has until October 12, 2023 to complete its initial business combination. The Board has determined that it is in the best interests of Leo to seek an extension of the Termination Date and have Leo’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Leo believes that Leo may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Leo would be precluded from completing the Business Combination and would be forced to liquidate.

Leo reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or implement the Articles Extension. In the event the Shareholder Meeting is cancelled and Leo is unable to complete the Business Combination on or before the Termination Date, Leo will dissolve and liquidate in accordance with the Memorandum and Articles of Association. If the Business Combination is consummated on or before [●], 2023, then the Shareholder Meeting will not be held.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $[●] in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that Leo has not consummated a Business Combination by November 12, 2023, without approval of Leo’s public shareholders, Leo may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each such monthly extension, for an aggregate deposit of up to $[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. If Leo completes a Business Combination, it will repay the amounts loaned under the promissory note. If Leo does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow Leo to redeem Public Shares in connection with the consummation of the Business Combination, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Leo and its shareholders for Leo to be allowed to effect redemptions irrespective of the Redemption Limitation.

As contemplated by the Memorandum and Articles of Association, the holders of Leo’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Leo’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination or if Leo does not complete a business combination by the Articles Extension Date.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Leo has not completed an initial business combination by the Termination Date.

On [●], 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2023 (including interest not previously released to Leo to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on [●], 2023 was $[●]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of [●], 2023). Leo cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Leo believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Leo does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Leo will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Leo’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Leo’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Leo’s warrants, which will expire worthless in the event Leo dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Shareholder Meeting or if the Board has determined it is otherwise necessary.

The Board has fixed the close of business on [●] as the date for determining Leo’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Leo and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS TO LEO’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARE CERTIFICATES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARE CERTIFICATES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Leo urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Leo Holdings Corp. II

Ed Forst
Chairman of the Board of Directors

LEO HOLDINGS CORP. II

Albany Financial Center, South Ocean Blvd, Suite 507P.O. Box SP-63158, New Providence, Nassau, The Bahamas

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF LEO HOLDINGS CORP. II

TO BE HELD ON [●], 2023

To the Shareholders of Leo Holdings Corp. II:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Leo Holdings Corp. II, a Cayman Islands exempted company (“Leo”), will be held on [●], 2023, at [●] a.m., Eastern Time (the “Shareholder Meeting”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Leo’s Secretary at brown@leo.holdings by [●] a.m., Eastern Time, on [●], 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/[●].

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Leo has to consummate a business combination (the “Articles Extension”) from October 12, 2023 (the “Original Termination Date”) to November 12, 2023 (the “Articles Extension Date”) and to allow Leo, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of Leo’s board of directors (the “Board”), if requested by Leo Investors II Limited Partnership, a Cayman Islands exempted limited partnership (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until October 12, 2024 or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); (ii) a redemption limitation amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to remove the limitation that Leo may not redeem Public Shares (as defined below) to the extent that such redemption would result in Leo having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow Leo to redeem Public Shares (as defined below), irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”) and (iii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Leo ordinary shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (b) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”) (unless Leo determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated [●] and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.	Proposal No. 1—The Extension Amendment Proposal—RESOLVED, as a special resolution that:

a)	Article 49.4(a) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4(a):

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) 12 November 2023 (or 12 October 2024, if applicable under the provisions of this Article 49.4(a)) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund (less taxes payable and up to US$100,000 of interest to pay liquidation expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.”

Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within thirty-four months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to eleven times by an additional one month each time after the thirty-fourth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until forty-three months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$[●] into the Trust Fund for each such monthly extension, for an aggregate deposit of up to US$[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)	Article 49.4(b) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4(b):

“In the event that any amendment is made to Article 49.4 that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within Thirty-four months (or up to forty-five months, if applicable under the provisions of Article 49.4(a)) after the date of the closing of the IPO, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund not previously released to the Company (net of taxes payable), divided by the number of then Public Shares in issue.”

2.	Proposal No. 2—The Redemption Limitation Amendment Proposal—RESOLVED, as a special resolution that:

a)	Article 49.2(b) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Fund (net of taxes payable), divided by the number of then Public Shares in issue, provided that the Company shall not be required to repurchase Shares unless the Business Combination to which the tender offer relates is consummated or is being substantially concurrently consummated”

3.

Proposal No. 3—The Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of Leo represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) where the board of directors of Leo has determined it is otherwise necessary.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

As previously disclosed in the Current Report on Form 8-K filed with SEC on January 13, 2023, on January 12, 2023, Leo, World View Enterprises Inc., a Delaware corporation (“World View”) and other parties thereto entered into an Agreement and Plan of Merger (as it may be further amended or supplemented from time to time), contemplating several transactions in connection with which Leo will become the parent company of World View (the “Business Combination”). For more information about the Business Combination, refer to our registration statement on Form S-4 initially filed with the Securities and Exchange Commission on April 7, 2023, as amended from time to time.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Leo additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.

The Memorandum and Articles of Association provide that Leo has until October 12, 2023 to complete its initial business combination. The Board has determined that it is in the best interests of Leo to seek an extension of the Termination Date and have Leo’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Leo believes that Leo may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Leo would be precluded from completing the Business Combination and would be forced to liquidate.

Leo reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or implement the Articles Extension. In the event the Shareholder Meeting is cancelled and Leo is unable to complete the Business Combination on or before the Termination Date, Leo will dissolve and liquidate in accordance with the Memorandum and Articles of Association. If the Business Combination is consummated on or before [●], 2023, then the Shareholder Meeting will not be held.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $[●] in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that Leo has not consummated a Business Combination by November 12, 2023, without approval of Leo’s public shareholders, Leo may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each such monthly extension, for an aggregate deposit of up to $[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. If Leo completes a Business Combination, it will repay the amounts loaned under the promissory note. If Leo does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow Leo to redeem Public Shares in connection with the consummation of the Business Combination, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Leo and its shareholders for Leo to be allowed to effect redemptions irrespective of the Redemption Limitation.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Leo and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of Leo’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Leo’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination or if Leo does not complete a business combination by the Articles Extension Date.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Leo has not completed an initial business combination by the Termination Date.

On [●], 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2023 (including interest not previously released to Leo to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on [●], 2023 was $[●]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of [●], 2023). Leo cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Leo believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Leo does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, Leo will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Leo will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. Leo cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $[●] that was in the Trust Account as of [●], 2023 (including interest not previously released to Leo to pay its taxes).

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Leo will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Leo’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Leo’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Leo’s warrants, which will expire worthless in the event Leo dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor and the other initial shareholders of Leo will not receive any monies held in the Trust Account as a result of their ownership of 9,375,000 Class B Ordinary Shares which were issued to the Sponsor prior to the Initial Public Offering, and 6,666,667 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS TO LEO’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARE CERTIFICATES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARE CERTIFICATES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Leo, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, Leo instructed, in connection with the First Extension Meeting (as defined in the accompanying proxy statement), Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of Leo. Interest on such deposit account is currently approximately [●]% per annum, but such deposit account carries a variable rate and Leo cannot assure you that such rate will not decrease or increase significantly.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Shareholder Meeting or if the Board has determined it is otherwise necessary.

Record holders of Ordinary Shares at the close of business on [●] (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 4,575,964 issued and outstanding Class A Ordinary Shares and 9,375,000 issued and outstanding Class B Ordinary Shares. Leo’s warrants do not have voting rights.

Our Sponsor and Leo’s other initial shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and the other initial shareholders of Leo hold approximately 67.2% of the issued and outstanding Ordinary Shares and Leo’s Sponsor and other initial shareholders have not purchased any Public Shares, but may do so at any time. As a result, in addition to the shares of the Sponsor and the other initial shareholders of Leo, no additional Ordinary Shares held by public shareholders would be required to approve each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Leo urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated [●] and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Leo Holdings Corp. II

Ed Forst
Chairman of the Board of Directors
[●]

i

LEO HOLDINGS CORP. II

PROXY STATEMENT

FOR

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON                     , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Leo Holdings Corp. II, a Cayman Islands exempted company (“Leo,” “we,” “us” or “our”), which will be held on [●], 2023, at [●] a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Leo with respect to, among other things, Leo’s capital resources and results of operations. Likewise, Leo’s financial statements and all of Leo’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Leo’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Leo does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Leo’s ability to complete the Business Combination (as defined below);

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of Leo; and

•	the use of funds not held in the Trust Account (as defined below) or available to Leo from interest income on the Trust Account balance.

While forward-looking statements reflect Leo’s good faith beliefs, they are not guarantees of future performance. Leo disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Leo’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Leo’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2023 and in other reports Leo files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Leo (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 20, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Extension will enable us to complete a Business Combination.

Approving the Articles Extension involves a number of risks. Even if the Articles Extension is approved, we can provide no assurances that any transaction qualifying as a business combination will be consummated prior to the Articles Extension Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, we expect to seek shareholder approval of the Business Combination prior to the Articles Extension Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Even if the Articles Extension is approved by our shareholders, it is possible that Redemptions (as defined below) will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and the Redemption Limitation Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Leo at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Leo at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate Leo.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as Leo could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). Leo would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement. Both such dates have already passed.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate Leo. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, in connection with the First Extension Meeting (as defined below), we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of Leo.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in connection with the First Extension Meeting, we instructed Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and the liquidation of Leo. Interest on such deposit account is currently [●]% per annum, but such deposit account carries a variable rate and Leo cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result of the funds in the Trust Account being held in cash in an interest-bearing demand deposit account, our public shareholders will receive a reduced dollar amount upon any redemption or liquidation of Leo.

In addition, the longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate Leo. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Leo shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on [●], 2023, at [●] a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[●].

Q:	Why am I receiving this proxy statement?

A:

Leo is a blank check company incorporated as a Cayman Islands exempted company on September 1, 2020. Leo was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of Leo’s initial public offering on January 12, 2021 (the “Initial Public Offering”), including the partial exercise of the underwriters’ over-allotment option, an amount of $375,000,000 ($10.00 per unit offered in the Initial Public Offering (the “Units”) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to Leo Investors II Limited Partnership, a Cayman Islands exempted limited partnership (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

On January 9, 2023, Leo held an extraordinary general meeting of shareholders (the “First Extension Meeting”) to (i) amend Leo’s amended and restated memorandum and articles of association (to extend the date by which Leo has to consummate a business combination from January 12, 2023 to April 12, 2023 and to allow Leo without another shareholder vote to elect to extend its termination date on a monthly basis for up to six times by an additional one month each time until October 12, 2023. In connection with the First Extension Meeting, the holders of 32,924,036 Class A ordinary shares, par value $0.0001 per share of Leo (the “Class A Ordinary Shares” or the “Public Shares”) properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.15 per share, for an aggregate redemption amount of approximately $334,239,331. Following the First Extension Meeting, Leo has elected, on a monthly basis, to further extend its termination date until October 12, 2023.

Like most blank check companies, Leo’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders Class A Ordinary Shares sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before October 12, 2023 (the “Termination Date”).

As previously disclosed in the Current Report on Form 8-K filed with SEC on January 13, 2023, on January 12, 2023, Leo, World View Enterprises Inc., a Delaware corporation (“World View”) and other parties thereto entered into an Agreement and Plan of Merger (as it may be further amended or supplemented from time to time, the “Business Combination Agreement”), contemplating several transactions in connection with which Leo will become the parent company of World View (the “Business Combination”). For more information about the Business Combination, refer to our registration statement on Form S-4 initially filed with the Securities and Exchange Commission on April 7, 2023, as amended from time to time (the “Registration Statement”). Without the Articles Extension (as defined below), Leo believes that Leo might not, despite its best efforts, be able to complete the Business Combination on or before October 12, 2023. Leo believes that it is in the best interests of Leo’s shareholders to continue Leo’s existence until September 12, 2023, or until October 12, 2023, if necessary, in order to allow Leo additional time to complete the Business Combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on [●], 2023, at [●] a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Leo’s Secretary at brown@leo.holdings by [●] a.m., Eastern Time, on [●] (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[●].

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on [●], the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●], 2023.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/[●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?

A:

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting [●], 2023 at [●] a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/[●], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing [●] (or [●] if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	Leo shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, Leo’s Memorandum and Articles of Association to extend the date by which Leo has to consummate a Business Combination (the “Articles Extension”) from October 12, 2023 (the “Original Termination Date”) to November 12, 2023 (the “Articles Extension Date”) and to allow Leo, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of Leo’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until October 12, 2024 or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

2.

Proposal No. 2—Redemption Limitation Amendment Proposal—To amend, by way of special resolution, Leo’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Leo may not redeem Public Shares to the extent that such redemption would result in Leo having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow Leo to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”, such proposal the “Redemption Limitation Amendment Proposal”); and

3.

Proposal No. 3—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1—The Extension Amendment Proposal,” “Proposal No. 2—The Redemption Limitation Amendment Proposal” and “Proposal No. 3—The Adjournment Proposal.”

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $[●] in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that Leo has not consummated a Business Combination by November 12, 2023, without approval of Leo’s public shareholders, Leo may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each such monthly extension, for an aggregate deposit of up to $[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. If Leo completes a Business Combination, it will repay the amounts loaned under the promissory note. If Leo does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

After careful consideration, Leo’s Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Leo and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Leo and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, Leo’s Directors, and Officers,” “Proposal No 2—The Redemption Limitation Amendment Proposal—Interests of the Sponsor, Leo’s Directors, and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, Leo will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Leo will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by Leo public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Articles Extension (the “Redemptions”).

If the Articles Extension is implemented and one or more Leo shareholders elect to redeem their Public Shares pursuant to the Redemption, Leo will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account (net of taxes payable) and retain the remainder of the funds in the Trust Account for Leo’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Shares in connection with the Business Combination.

The Adjournment Proposal is conditioned on Leo not obtaining the necessary votes for approving the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension and the Redemption Limitation Amendment or if the Board has determined it is otherwise necessary.

Q:	Why is Leo proposing the Extension Amendment Proposal?

A:

Leo’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Leo additional time to complete the Business Combination.

Without the Articles Extension, Leo believes that Leo may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Leo would be forced to liquidate.

Q:	Why is Leo proposing the Redemption Limitation Amendment Proposal?

A:

Leo’s Memorandum and Articles of Association provide that that Leo may not redeem Public Shares to the extent that such redemption would result in Leo having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act)) of less than $5,000,001. Without the Redemption Limitation Amendment, Leo may not be able to implement the Articles Extension or complete the Business Combination if following redemptions in connection with the Articles Extension or upon the consummation of the Business Combination Leo has net tangible assets of less than $5,000,001 even if shareholders approve the Articles Extension or if all contractual conditions to closing the Business Combination are met.

Q:	Why is Leo proposing the Adjournment Proposal?

A:

If (i) either the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved by Leo’s shareholders or (ii) the Board has determined it is otherwise necessary, Leo may put the Adjournment Proposal to a vote. If the Adjournment Proposal is not approved by Leo’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and the other initial shareholders of Leo, which own 67.2 of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor and the other initial shareholders of Leo, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Leo does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Q:	How will the Sponsor and Leo’s directors and officers vote?

A:

The Sponsor and Leo’s other initial shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and Leo’s other initial shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. On the Record Date, the Sponsor, and Leo’s other initial shareholders beneficially owned and were entitled to vote an aggregate of 9,375,000 Class B Ordinary Shares, representing 67.2% of Leo’s issued and outstanding Ordinary Shares.

Q:	Who is Leo’s Sponsor?

A:

Leo’s sponsor is Leo Investors II Limited Partnership, a Cayman Islands exempted limited partnership. The Sponsor currently owns 9,195,000 Class B Ordinary Shares and 6,666,667 Private Placement Warrants. The Sponsor is controlled by its general partner, Leo Investors GP II Limited, which is controlled by three shareholders, Lyndon Lea, Ed Forst and Robert Darwent. Each shareholder has one vote, and the approval of a majority of the shareholders is required to approve an action of the Sponsor. The Sponsor is “controlled” (as defined in 31 CFR 800.208) by one or more foreign persons, such that the Sponsor’s involvement in any Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). A Business Combination may therefore become subject to regulatory review, including a potential mandatory or voluntary review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by October 12, 2023 (or up to October 12, 2024 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $[●] per Public Share, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Leo believes shareholders will benefit from Leo consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Leo has to complete the Business Combination until the Articles Extension Date. Without the Articles Extension, Leo believes that Leo may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Leo would be forced to liquidate.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:

Leo believes shareholders will benefit from Leo implementing the Articles Extension and is proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that Leo’s net tangible assets would be less than $5,000,001 following the redemptions, we would be unable to implement the Articles Extension.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by Leo’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal?

A:

If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved, or if the Extension Amendment Proposal is approved and following redemptions in connection with the Articles Extension Leo’s net tangible assets are at least $5,000,001, then the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of SPACs like Leo, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since Leo’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), in connection with the First Extension Meeting, Leo instructed Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of Leo. Interest on such deposit account is currently [●]% per annum, but such deposit account carries a variable rate and Leo cannot assure you that such rate will not decrease or increase significantly.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than as described in this proxy statement, Leo does not currently anticipate seeking any further extension to consummate the Business Combination beyond the Articles Extension Date, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, Leo may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof, and a business combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Leo will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Leo’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Leo’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Leo’s warrants, which will expire worthless in the event Leo dissolves and liquidates the Trust Account.

The Sponsor and the other initial shareholders of Leo waived their rights to participate in any liquidation distribution with respect to the 9,375,000 Class B Ordinary Shares held by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, Leo will continue to attempt to consummate the Business Combination until the Articles Extension Date. Leo will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Leo held by Leo’s initial shareholder and the Sponsor. In addition, Leo’s Memorandum and Articles of Association provide that Leo cannot redeem or repurchase Public Shares to the extent such redemption would result in Leo’s failure to have at least $5,000,001 of net tangible assets. As a result, Leo will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Leo will have at least $5,000,001 of net tangible assets upon its implementation of the Articles Extension, after taking into account the Redemptions.

Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, Leo may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof and following Redemptions in connection with the Articles Extension Leo doesn’t meet the Redemption Limitation, then the Articles Extension will not be implemented and if a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Leo will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Leo’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Leo’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Leo’s warrants, which will expire worthless in the event Leo dissolves and liquidates the Trust Account.

Additionally, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Leo has not completed an initial business combination by the Termination Date.

The Sponsor and the other initial shareholders of Leo waived their rights to participate in any liquidation distribution with respect to the 9,375,000 Class B Ordinary Shares held by them.

Q:	If I vote for or against the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

A:

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $[●] in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that Leo has not consummated a Business Combination by November 12, 2023, without approval of Leo’s public shareholders, Leo may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each such monthly extension, for an aggregate deposit of up to $[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. If Leo completes a Business Combination, it will repay the amounts loaned under the promissory note. If Leo does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Q:	Am I being asked to vote on the Business Combination at this Shareholder Meeting?

A:

No. You are not being asked to vote on the Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with the Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the New York Stock Exchange.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later-dated, signed proxy card to Leo at Albany Financial Center, South Ocean Blvd, Suite #507, P.O. Box SP-63158, New Providence, Nassau, The Bahamas so that it is received by Leo prior to the vote at the Shareholder Meeting (which is scheduled to take place on [●], 2023) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Leo’s Secretary, which must be received by Leo’s Secretary prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Leo or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the New York Stock Exchange, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the New York Stock Exchange determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Leo does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a Leo shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is in the best interests of Leo and its shareholders. The Board recommends that Leo’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do Leo’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

Leo’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, Leo’s Directors, and Officers” in this proxy statement.

Q:	What interests do Leo’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:

Leo’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 2—The Redemption Limitation Amendment Proposal—Interests of the Sponsor, Leo’s Directors, and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal?

A:

No. There are no appraisal rights available to Leo’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. There are no dissenters’ rights available to Leo’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.

prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that Leo redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of then-outstanding Class A Ordinary Shares. As of [●], 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $[●] per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Leo instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, Leo will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

Leo will pay the cost of soliciting proxies for the Shareholder Meeting. Leo has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. Leo will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Leo may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: [●].info@investor.morrowsodali.com

You also may obtain additional information about Leo from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [●] (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF LEO SHAREHOLDERS

This proxy statement is being provided to Leo shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Leo Shareholders to be held on [●], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2023 to all shareholders of record of Leo as of [●], the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on [●], 2023 at [●] a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Leo’s Secretary at brown@leo.holdings by [●] a.m., Eastern Time, on [●], 2023 (two business days prior to the initially scheduled meeting date).

You can pre-register to attend the virtual Shareholder Meeting starting [●], 2023 at [●] a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/[●], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing [●] (or [●] if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Leo shareholders will consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Leo’s Memorandum and Articles of Association to extend the date by which Leo has to consummate a business combination from October 12, 2023 to November 12, 2023, and to allow Leo, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until October 12, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto.

2.

Proposal No. 2—Redemption Limitation Amendment Proposal—To amend, by way of special resolution, Leo’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Leo may not redeem Public Shares to the extent that such redemption would result in Leo having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow Leo to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

3.

Proposal No. 3—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $[●] in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that Leo has not consummated a Business Combination by November 12, 2023, without approval of Leo’s public shareholders, Leo may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each such monthly extension, for an aggregate deposit of up to $[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. If Leo completes a Business Combination, it will repay the amounts loaned under the promissory note. If Leo does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Voting Power; Record Date

As a shareholder of Leo, you have a right to vote on certain matters affecting Leo. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on [•], which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 13,950,964 issued and outstanding Ordinary Shares, of which 4,575,964 Class A Ordinary Shares are held by Leo public shareholders and 9,375,000 Class B Ordinary Shares are held by the Sponsor and the other initial shareholders of Leo.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and Leo’s other initial shareholders, which own 67.2% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor and Leo’s other initial shareholders, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under New York Stock Exchange rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Leo does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The Sponsor and Leo’s other initial shareholders have informed us of its intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Leo Sponsor and Leo’s other initial shareholders own 67.2% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

Proposal	Approval Standard	Number of Additional Public Shares Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution[1]	0	0
Redemption Limitation Amendment Proposal	Special Resolution[1]	0	0
Adjournment Proposal	Ordinary Resolution[2]	0	0

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on [●], the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●], 2023.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/[●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

[1]

Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

[2]

Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify Leo’s Secretary in writing to Leo Holdings Corp. II, Albany Financial Center, South Ocean Blvd, Suite #507, P.O. Box SP-63158, New Providence, Nassau, The Bahamas, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Leo shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing [•].info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Leo redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[•] per share as of [•], 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Leo will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, Leo will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Leo will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, Leo’s transfer agent, in which you (i) request that Leo redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Share certificates (if any) and any other redemption forms to Continental, Leo’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Leo that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Leo’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Share certificates (if any) and any other redemption forms have been delivered (either physically or electronically) to Continental, Leo’s transfer agent, prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on [●], 2023, the most recent practicable date prior to the date of this proxy statement, was $[●] per share. The cash held in the Trust Account on such date was approximately $[●] (including interest not previously released to Leo to pay its taxes) ($[●] per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Leo cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Leo’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to Leo’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. There are no dissenters’ rights available to Leo’s shareholders in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

Leo is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Leo has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. Leo and its directors, officers and employees may also solicit proxies in person. Leo will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Leo will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Leo will pay Morrow Sodali a fee of $[●], plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Leo’s proxy solicitor. Leo will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Leo shareholders. Directors, officers and employees of Leo who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

Leo is proposing to amend its Memorandum and Articles of Association to extend the date by which Leo has to consummate a business combination to the Articles Extension Date so as to give Leo additional time to complete the Business Combination.

Without the Articles Extension, Leo believes that Leo may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Leo would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Leo’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

On [●], 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2023 (including interest not previously released to Leo to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on [●], 2023 was $[●]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of [●], 2023). Leo cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Leo believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Leo does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Leo’s Memorandum and Articles of Association provides that Leo has until October 12, 2023 to complete a Business Combination. Leo and its officers and directors agreed that they would not seek to amend Leo’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless Leo provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Leo shareholders that the Articles Extension be obtained so that Leo will have an additional amount of time to consummate the Business Combination. Without the Articles Extension, Leo believes that Leo may not be able to complete the Business Combination on or before October 12, 2023. If that were to occur, Leo would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing Leo additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. Leo will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Leo will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. Leo will also not proceed with the Articles Extension if, on or before the Termination Date Leo completes the Business Combination.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $[●] in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that Leo has not consummated a Business Combination by November 12, 2023, without approval of Leo’s public shareholders, Leo may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each such monthly extension, for an aggregate deposit of up to $[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Leo to the Lender. If Leo completes a Business Combination, it will repay the amounts loaned under the promissory note. If Leo does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, Leo will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Leo’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Leo’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Leo’s warrants, which will expire worthless in the event Leo dissolves and liquidates the Trust Account.

The Sponsor and the other initial shareholders of Leo waived their rights to participate in any liquidation distribution with respect to the 9,375,000 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Leo shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. Leo will then continue to attempt to consummate a Business Combination until the Articles Extension Date. Leo will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

In addition, Leo will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if Leo will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor, Leo’s Directors, and Officers

When you consider the recommendation of the Board, Leo shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, and officers of Leo have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Leo shareholders that they approve the Extension Amendment Proposal. Leo shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $10,000,000 for 6,666,667 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by October 12, 2023, then the proceeds from the sale of the Leo Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the initial shareholders of Leo, including the Sponsor (and certain of Leo’s officers and directors who are members of the Sponsor), have invested in Leo an aggregate of $10,025,000, comprised of the $25,000 purchase price for 10,062,500 Class B Ordinary Shares (of which 687,500 were forfeited following the expiration of the underwriters’ over-allotment option in connection with the Initial Public Offering) and the $10,000,000 purchase price for 6,666,667 Private Placement Warrants. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred 30,000 Class B Ordinary Shares to each of our independent directors and 90,000 Class B Ordinary Shares in the aggregate to our strategic advisors. Assuming a trading price of $[●] per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the NYSE on [●], 2023), the 9,375,000 Class B Ordinary Shares held by the initial shareholders of Leo, including the Sponsor would have an implied aggregate market value of $[●]. Even if the trading price of the shares of Class A Ordinary Shares were as low as $[●] per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Leo by the initial shareholders. As a result, if a Business Combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in Leo at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Leo liquidates without completing the Business Combination before October 12, 2023, the initial shareholders will lose their entire investment in Leo;

•

the fact that the initial shareholders, including the Sponsor, have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the fact that the initial shareholders, including the Sponsor, have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Leo fails to complete the Business Combination by October 12, 2023;

•	the indemnification of Leo’s existing directors and officers and the liability insurance maintained by Leo;

•

the fact that the Sponsor and Leo’s officers and directors will lose their entire investment in Leo and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by January 12, 2023. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to $[●] for which the Sponsor and Leo’s officers and directors are awaiting reimbursement; and

•

the fact that if the Trust Account is liquidated, including in the event Leo is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify Leo to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Leo public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which Leo has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Leo, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Leo redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[●] per share as of [●], 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Leo will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, Leo will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Leo will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, Leo’s transfer agent, in which you (i) request that Leo redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Share certificates (if any) and any other redemption forms to Continental, Leo’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Leo that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Leo’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, Leo’s transfer agent, prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on [●], 2023, the most recent practicable date prior to the date of this proxy statement, was $[●] per share. The cash held in the Trust Account on such date was approximately $[●] (including interest not previously released to Leo to pay its taxes) ($[●] per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Leo cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Leo’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Sponsor and Leo’s other initial shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor and Leo’s other initial shareholders own 67.2% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. As a result, in addition to the Sponsor and Leo’s other initial shareholders, no additional Ordinary Shares held by public shareholders would be required to approve the Extension Amendment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)	Article 49.4(a) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4(a):

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) 12 November 2023 (or 12 October 2024, if applicable under the provisions of this Article 49.4(a)) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund (less taxes payable and up to US$100,000 of interest to pay liquidation expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within thirty-four months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to eleven times by an additional one month each time after the thirty-fourth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until forty-three months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$[●] into the Trust Fund for each such monthly extension, for an aggregate deposit of up to US$[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)	Article 49.4(b) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4(b):

“In the event that any amendment is made to Article 49.4 that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within Thirty-four months (or up to forty-five months, if applicable under the provisions of Article 49.4(a)) after the date of the closing of the IPO, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund not previously released to the Company (net of taxes payable), divided by the number of then Public Shares in issue.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT LEO SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

Leo is proposing to amend its Memorandum and Articles of Association to eliminate the requirement that Leo have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Shareholder Meeting or a Business Combination.

Without the Redemption Limitation Amendment, Leo may not be able to implement the Articles Extension if following redemptions in connection with the Articles Extension Leo would not have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, Leo would be forced to liquidate on the Termination Date.

The purpose of the Redemption Limitation requirements was to ensure that Leo would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). Leo is proposing to amend its Memorandum and Articles of Association to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and Leo believes that it can rely on another exclusion, which relates to it being listed on the New York Stock Exchange (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the New York Stock Exchange.

As disclosed in our initial public offering prospectus, Leo is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Memorandum and Articles of Association was to ensure that through the consummation of an initial Business Combination, Leo would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the New York Stock Exchange and have been since the consummation of its IPO. The Company believes that the New York Stock Exchange has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Memorandum and Articles of Association is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Memorandum and Articles of Association limit Leo’s ability to consummate an initial Business Combination, or to redeem Ordinary Shares in connection with an initial Business Combination, if it would cause Leo to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Ordinary Shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Ordinary Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Articles Extension such that following such redemptions, Leo’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the Memorandum and Articles of Association would prevent Leo from being able to implement the Articles Extension. If that were to occur, Leo would be forced to liquidate on the Termination Date.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of the Business Combination, the Redemption Limitation in the Memorandum and Articles of Association would prevent Leo from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Leo has not completed an initial business combination by the Termination Date.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), Leo shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

Interests of the Sponsor, Leo’s Directors, and Officers

When you consider the recommendation of the Board, Leo shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, and officers of Leo have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Leo shareholders that they approve the Redemption Limitation Amendment Proposal.

Please see “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor, Leo’s Directors, and Officers” above when you consider the recommendation of the Board. Leo shareholders should such interests into account when deciding whether to approve the Redemption Limitation Amendment Proposal.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limitation Amendment Proposal. In connection with the Redemption Limitation Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Leo redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[●] per share as of [●], 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Leo will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, Leo’s transfer agent, in which you (i) request that Leo redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Share certificates (if any) and any other redemption forms to Continental, Leo’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Leo that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Leo’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, Leo’s transfer agent, prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on [●], 2023, the most recent practicable date prior to the date of this proxy statement, was $[●] per share. The cash held in the Trust Account on such date was approximately $[●] (including interest not previously released to Leo to pay its taxes) ($[●] per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Leo cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Leo’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Sponsor and Leo’s other initial shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor and Leo’s other initial shareholders own 67.2% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. As a result, in addition to the Sponsor and Leo’s other initial shareholders, no additional Ordinary Shares held by public shareholders would be required to approve the Redemption Limitation Amendment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)	Article 49.2(b) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Fund (net of taxes payable), divided by the number of then Public Shares in issue, provided that the Company shall not be required to repurchase Shares unless the Business Combination to which the tender offer relates is consummated or is being substantially concurrently consummated.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT LEO SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Leo’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. In such events, the Articles Extension and the Redemption Limitation Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and Leo’s other initial shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor and Leo’s other initial shareholders own 67.2% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. As a result, in addition to the Sponsor and Leo’s other initial shareholders, no additional Ordinary Shares held by public shareholders would be required to approve the Adjournment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of Leo represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) where the board of directors of Leo has determined it is otherwise necessary.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT LEO SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their shareholders; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Leo has not sought, and Leo does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one-quarter of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, Leo is treating any Class A Ordinary Share and one-quarter of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Leo’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1—The Extension Amendment Proposal—Redemption Rights” and “Proposal No. 2—The Redemption Limitation Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption—In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “- Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S.

Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Leo or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Leo’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Leo’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Leo. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Leo. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Leo is a PFIC (as discussed below under “- Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because Leo is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Leo believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2021, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption—In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption—In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Leo is contingent upon, among other things, the provision by Leo of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder.

Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Leo’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1—The Extension Amendment Proposal—Redemption Rights” and “Proposal No. 2—The Redemption Limitation Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non- U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF LEO AND CERTAIN INFORMATION ABOUT LEO

References in this section to “we,” “our,” or “us” refer to Leo Holdings Corp. II.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on September 1, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Initial Public Offering and Private Placement

On January 12, 2021, we consummated our Initial Public Offering of 37,500,000 Units, including the issuance of 2,500,000 additional units as a result of the underwriters’ partial exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $375,000,000. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-249676). The SEC declared the registration statement effective on January 7, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 6,666,667 Private Placement Warrants to the Sponsor at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $10,000,000.Following the closing of our Initial Public Offering on January 12, 2021, an amount of $375,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. In connection with the First Extension Meeting, Leo instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of Leo. Interest on such deposit account is currently [●]% per annum, but such deposit account carries a variable rate and Leo cannot assure you that such rate will not decrease or increase significantly.

First Extension

Our Initial Public Offering prospectus and amended and restated memorandum and articles of association provided that we had until January 12, 2023 (the date which was 24 months after the consummation of the Initial Public Offering) to complete an initial business combination. As stated in the Current Report on Form 8-K filed with SEC on January 13, 2023, we held an extraordinary general meeting of shareholders and approved a proposal to amend our amended and restated memorandum and articles of association to extend the date by which we have to consummate an initial business combination from January 12, 2023 to March 12, 2023, and to allow Leo, without another shareholder vote, to elect to extend the termination date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after March 12, 2023, by resolution of the Board if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until October 12, 2023, or a total of up to nine months after January 12, 2023 (the “First Extension Meeting”). In connection with the approval of the extension at the First Extension Meeting, the holders of 32,924,036 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.15 per share, for an aggregate redemption amount of approximately $334,239,331.

As disclosed in the definitive proxy statement filed by us with the SEC on December 16, 2022, relating to the First Extension Meeting, the Sponsor agreed that if the extension proposal was approved at the First Extension Meeting, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to us as a loan, within five (5) business days of the date of the First Extension Meeting, $720,000 to be deposited into the Trust Account. In addition, the Lender will contribute to us as a loan up to $1,440,000 in six equal installments to be deposited into the Trust Account for each of six one-month extensions following March 12, 2023.

Extension Promissory Note

On January 12, 2023, we issued an unsecured promissory note in the total principal amount of up to $2,160,000 (the “Promissory Note”) to the Sponsor and the Sponsor funded the initial principal amount of $720,000. The Promissory Note does not bear interest and matures upon closing of our initial business combination. In the event that we do not consummate a business combination, the Promissory Note will be repaid only from amounts remaining outside of the Trust Account, if any. The proceeds of the Promissory Note have been deposited in the Trust Account. Up to $1,500,000 of the total principal amount of the Promissory Note may be converted, in whole or in part, at the option of the Lender into warrants of us at a price of $1.50 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the Initial Public Offering. As of the date of this proxy statement, an aggregate of $2,160,000 has been drawn down on the Promissory Note and deposited into the Trust Account to cover the extension through October 12, 2023.

Proposed Business Combination

As previously announced on the Current Report on Form 8-K filed with SEC on January 13, 2023, on January 12, 2023, Leo, World View and other parties thereto entered into the Business Combination Agreement, contemplating several transactions in connection with which Leo will become the parent company of World View. The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Leo and World View.

The Business Combination Agreement provides for, among other things, that prior to the date of closing, (i) Leo will change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware , upon which Leo will change its name to “World View, Inc.” (the “Post-Combination Company”) (ii) each outstanding Class A Ordinary Share and Class B Ordinary Share will be converted, on a one-for-one basis, into one share of common stock of the Post-Combination Company, and (iii) the governing documents of Leo will be replaced by governing documents of the Post-Combination Company. For more information about the Business Combination, see Leo’s Current Report on Form 8-K filed with the SEC on January 13, 2023 and the Registration Statement.

The consummation of the Business Combination is subject to the fulfillment of certain customary conditions, including the approval of Leo’s and World View’s stockholders and accordingly, there can be no assurances that we will be able to consummate the Business Combination on the terms contemplated by the Business Combination Agreement.

Without the Articles Extension, Leo believes that it may not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, Leo would be precluded from completing the Business Combination and would be forced to liquidate even if Leo shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce Leo’s net asset value. Leo cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $[●] that was in the Trust Account as of [●], 2023. Unless the Extension Amendment Proposal is approved, Leo will not proceed with the Charter Extension. Leo will also not proceed with the Articles Extension if it completes the Business Combination on or before the Termination Date.

Leo believes that given Leo’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Leo is in the best position possible to consummate the Business Combination and that it is in the best interests of Leo’s shareholders that Leo obtain the Articles Extension. Leo believes the Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on the Business Combination at this time. If the Articles Amendment Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Articles Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Leo’s Ordinary Shares as of December 31, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Leo’s Ordinary Shares, by:

•	each person known by Leo to be the beneficial owner of more than 5% of Leo’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of Leo’s executive officers and directors that beneficially owns shares of Leo’s Ordinary Shares; and

•	all Leo’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In connection with the First Extension Meeting held on January 9, 2023, the holders of 32,924,036 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.15 per share, for an aggregate redemption amount of approximately $334,239,331. Following such redemptions, there were 13,950,964 Ordinary Shares outstanding, consisting of (i) 4,575,964 Class A Ordinary Shares and (ii) 9,375,000 Class B Ordinary Shares. Additionally, following such redemptions, our initial shareholders, including the Sponsor owned, on as-converted basis, approximately 67% of our outstanding Ordinary Shares.

Notwithstanding the above, in the table below, percentage ownership is based on 46,875,000 Ordinary Shares, consisting of (i) 37,500,000 Class A Ordinary Shares and (ii) 9,375,000 Class B Ordinary Shares, issued and outstanding as of December 31, 2023. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Leo Investors II Limited Partnership (our sponsor) (2)(3)	9,195,000	98.1%	—	—	19.6%
Glazer Capital, LLC(4)			3,730,000	9.95%	7.96%
Nomura Holdings, Inc.(5)			2,233,361	5.96%	4.76%
Aristeia Capital, L.L.C(6)			2,287,771	6.10%	4.88%
Owl Creek Asset Management, L.P.(7)			613,358	1.6%	1.3%
Boothbay Fund Management, LLC(8)			703,375	1.9%	1.5%
Meteora Capital, LLC(9)			704,020	1.9%	1.5%
Directors and Executive Offices of Leo
Lyndon Lea(10)	—	—	—	—	—
Ed Forst(10)	—	—	—	—	—
Robert Darwent(10)	—	—	—	—	—
Lori Bush(3)	30,000	*	—	—	*
Mary E. Minnick(3)	30,000	*	—	—	*

	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Naveen Agarwal(3)	30,000	*	—	—	*
Mark Masinter(3)	30,000	*			*
All officers and directors as a group (seven individuals)	120,000	1.3%	—	—	*

*	Less than 1%
(1)

Unless otherwise noted, the business address of each of the following entities or individuals is Albany Financial Center, South Ocean Blvd, Suite #507, P.O. Box SP-63158, New Providence, Nassau, The Bahamas.

(2)

Our Sponsor is controlled by its general partner, Leo Investors GP II Limited, which is controlled by three shareholders, Lyndon Lea, Ed Forst and Robert Darwent. The approval of a majority of the shareholders is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. No individual in the general partner of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which such director directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(3)

Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination as described in the section entitled “Description of Securities” of our final prospectus (File No. 333-249676), filed in connection with our Initial Public Offering.

(4)

Based on information reported on a Schedule 13G filed with the SEC on February 14, 2023, Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), beneficially owns 3,730,000 Class A ordinary shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager and Mr. Paul J Glazer is deemed to beneficially own such shares as the Managing Member of Glazer Capital. The address of the business office of each of Glazer Capital and Mr. Paul J Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

(5)

Based on information reported on a Schedule 13G filed with the SEC on February 14, 2023, Nomura Holdings, Inc. and Nomura Global Financial Products, Inc. beneficially own 2,233,361 Class A ordinary shares. Nomura Global Financial Products, Inc. is the wholly owned subsidiary of Nomura Holdings, Inc. The address of the principal place of business of Nomura Holdings, Inc. is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan and the principal place of business of Nomura Global Financial Products, Inc. is Worldwide Plaza, 309 West 49th Street, New York, NY 10019.

(6)

Based on information reported on a Schedule 13G filed with the SEC on February 13, 2023, Aristeia Capital, L.L.C. is the investment manager of, and has voting and investment control with respect to 2,287,771 Class A ordinary shares held by, one or more private investment funds. The address of the principal place of business of Aristeia Capital, L.L.C. is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(7)

Based on information reported on a Form 3 filed with the SEC on January 19, 2023, the shares are held directly by Owl Creek Credit Opportunities Master Fund, L.P., a Cayman Islands exempted limited partnership, to which Owl Creek Asset Management, L.P., a Delaware limited partnership, (the “Investment Manager”) serves as investment manager. Jeffrey A. Altman (“Mr. Altman”) is the managing member of the general partner of the Investment Manager. Each of the Investment Manager and Mr. Altman disclaims beneficial ownership of the securities, except to the extent of his or its pecuniary interest therein, if any. The business address of these entities and Mr. Altman is 640 5th Ave, 20th Floor, New York, New York 10019.

(8)

Based on information reported on a Schedule 13G filed with the SEC on April 5, 2023, the shares are held by one or more private funds (the “Funds”), which are managed by Boothbay Fund Management, LLC, a

Delaware limited liability company (the “Adviser”). Ari Glass is the Managing Member of the Adviser. Certain subadvisors (“Subadvisors”) have been delegated the authority to act on behalf of the Funds, including the exclusive authority to vote and/or direct the disposition of certain shares held by the Fund. Each of the Advisor, the Subadvisors and Ari Glass disclaims beneficial ownership of the securities, except to the extent of his or its pecuniary interest therein. The business address of these entities and Ari Glass is 140 East 45th Street, 14th Floor, new York, NY 10017.
(9)

Based on information reported on a Schedule 13G filed with the SEC on April 11, 2023, the shares are held by certain funds and managed accounts to which Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”) serves as investment manager (collectively, the “Meteora Funds”). Vik Mittal, serves as the Managing Member of Meteora Capital, with respect to the shares held by the Meteora Funds. The business address of reporting persons is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(10)	Does not include any shares indirectly owned by this individual as a result of his director or indirect membership interest in our sponsor.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extension Date to consider and vote upon approval of the Business Combination Agreement and the Business Combination. Accordingly, if we consummate the Business Combination, Leo’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extension Date, Leo will liquidate and disolve. Accordingly, there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION

Unless Leo has received contrary instructions, Leo may send a single copy of this proxy statement to any household at which two or more shareholders reside if Leo believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Leo’s expenses. However, if shareholders prefer to receive multiple sets of Leo’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Leo’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Leo Holdings Corp. II, Albany Financial Center, South Ocean Blvd, Suite #507, P.O. Box SP-63158, New Providence, Nassau, The Bahamas, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Leo files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Leo at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Leo upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Leo in writing at Leo Holdings Corp. II, Albany Financial Center, South Ocean Blvd, Suite #507, P.O. Box SP-63158, New Providence, Nassau, The Bahamas.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Leo, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing [●].info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than [●], 2023.

P R O X Y

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

Leo Holdings Corp. II

Albany Financial Center, South Ocean Blvd, Suite 507

P.O. Box SP-63158, New Providence, Nassau, The Bahamas

EXTRAORDINARY GENERAL MEETING

OF LEO HOLDINGS CORP. II

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON [•], 2023.

C A R D

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2023, in connection with the extraordinary general meeting of Shareholders (the “Shareholder Meeting”) of Leo Holdings Corp. II (“Leo”) to be held at [•] a.m. Eastern Time on [•], 2023, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, and hereby appoints Lyndon Lea and Robert Darwent, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Leo registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1—The Extension Amendment Proposal— RESOLVED, as a special resolution that:

a)  Article 49.4(a) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4(a):

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) 12 November 2023 (or 12 October 2024, if applicable under the provisions of this Article 49.4(a)) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund (less taxes payable and up to US$100,000 of interest to pay liquidation expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within thirty-four months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to eleven times by an additional one month each time after the thirty-fourth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until forty-three months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$[●] into the Trust Fund for each such monthly extension, for an aggregate deposit of up to US$[●] (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)  Article 49.4(b) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4(b):

“In the event that any amendment is made to Article 49.4 that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within thirty-four months (or up to forty-five months, if applicable under the provisions of Article 49.4(a)) after the date of the closing of the IPO, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund not previously released to the Company (net of taxes payable), divided by the number of then Public Shares in issue.”

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2—The Redemption Limitation Amendment Proposal—RESOLVED, as a special resolution that:

a)  Article 49.2(b) of Leo’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Fund (net of taxes payable), divided by the number of then Public Shares in issue, provided that the Company shall not be required to repurchase Shares unless the Business Combination to which the tender offer relates is consummated or is being substantially concurrently consummated.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 3—The Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of Leo represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) where the board of directors of Leo has determined it is otherwise necessary.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: ___________________________________________, 2023

(Signature)

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.